UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2022

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Compensatory Arrangement of Certain Officers

Severance and Change of Control Agreements

On January 5, 2022, Regency Centers Corporation (the “Company”) and Regency Centers, L.P. (the “Partnership”) entered into a Severance and Change of Control Agreement dated as of January 1, 2022 (the “Agreement”) with each of Martin E. Stein, Jr., Executive Chairman of the Board, Lisa Palmer, President and Chief Executive Officer, Michael J. Mas, Executive Vice President and Chief Financial Officer, and James D. Thompson, Executive Vice President, Chief Operating Officer (the “Executives”). The following summary of the Agreement is qualified in its entirety by reference to the full text of the form of Agreement which is filed as Exhibit 10.1 to this Form 8-K. The Agreements replace the prior Severance and Change of Control Agreements that each of the Executives had previously entered into with the Company and the Partnership, which in each case had expired on December 31, 2021. The Agreements each expire on December 31, 2022 and automatically renew for successive additional one-year terms unless either party gives written notice of non-renewal at least 90 days before the end of the current term.

The severance benefits that the Executives may receive if their employment terminates under certain conditions differ depending on whether a termination occurs (a) within a two year period following a Change of Control (as defined in the Agreement, with the two-year period following a Change of Control being referred to as the “Change of Control Period”), or (b) in the absence of a Change of Control or outside the Change of Control Period, in each case as described below.

If an Executive is terminated without “Cause” (as defined in the Agreement) or the Executive terminates his or her employment for “Good Reason” (also as defined in the Agreement), in either case absent a Change of Control or outside the Change of Control Period, then the Executive will receive a cash lump sum payment equal to the sum of (i) eighteen (18) months for Mr. Stein and Ms. Palmer, and twelve (12) months for Messrs. Mas and Thompson, respectively, of base salary, (ii) 150% (for Mr. Stein and Ms. Palmer) and 100% (for Messrs. Mas and Thompson), respectively, of the Executive’s average annual cash bonus, if any, paid with respect to the three full calendar years prior to termination of employment and (iii) the replacement cost of eighteen (18) months (for Mr. Stein and Ms. Palmer) and twelve (12) months (for Messrs. Mas and Thompson), respectively, of medical benefits, calculated as if such Executives elected COBRA continuation coverage.

If, during the Change of Control Period, an Executive is terminated without Cause or the Executive terminates his or her employment for Good Reason, then the Executive will receive a cash lump sum payment equal to the sum of (i) twenty four (24) months of base salary, (ii) 200% of the Executive’s average annual cash bonus, if any, paid with respect to the three full calendar years prior to termination of employment, (iii) the replacement cost of twenty four (24) months of medical benefits, calculated as if such Executive elected COBRA continuation coverage, and (iv) a pro-rated portion of the Executive’s target annual bonus applicable to the year in which such termination occurred. If such severance payments, or any other payments made to an Executive in connection with a Change of Control, would be subject to the excise tax on “excess parachute payments” imposed by Section 4999 of the Internal Revenue Code, then the applicable Executive will either pay the excise tax or have his or her payments capped at a level so there would be no excise tax depending upon which option provides the Executive with the greatest benefit on an after-tax basis.

Pursuant to the Agreements, an Executive’s receipt of any severance benefits is expressly conditioned on the Executive executing, and not revoking, a release of claims against the Company and the Partnership. The Agreements also include a confidentiality covenant and a covenant prohibiting the Executive from soliciting employees and customers to leave the Company for one year after termination of employment

New Performance Stock Rights Form Award Agreement

On January 5, 2022, the Company implemented a new form of Performance Stock Rights Award Agreement applicable for each of the Executives (the “Performance Award Agreement”), a copy of which is attached as Exhibit 10.2 to this Form 8-K. The Performance Award Agreement, which entitles the recipient to receive shares of the Company’s common stock if certain performance goals and other vesting requirements are met, will govern future performance stock rights awards to the Executives under the Company’s Omnibus Incentive Plan. The terms of the Performance Award Agreement are materially consistent with the terms of the performance share awards that the Company has granted to the Executives in the past, which have been disclosed in the Company’s prior annual proxy statements.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 10.1

Form of Severance and Change of Control Agreement dated as of January 1, 2022 among Regency Centers Corporation, Regency Centers, L.P. and the executives listed below. The Severance and Change of Control Agreements listed below are substantially identical except for the identities of the parties and the amount of severance for each which are described in Item 5.02(e) herein.

a. Severance and Change of Control Agreement dated as of January 1, 2022 among Regency Centers Corporation, Regency Centers, L.P. and Martin E. Stein, Jr.

b. Severance and Change of Control Agreement dated as of January 1, 2022 among Regency Centers Corporation, Regency Centers, L.P. and Lisa Palmer

c. Severance and Change of Control Agreement dated as of January 1, 2022 among Regency Centers Corporation, Regency Centers, L.P. and Michael J. Mas

d. Severance and Change of Control Agreement dated as of January 1, 2022 among Regency Centers Corporation, Regency Centers, L.P. and James D. Thompson

Exhibit 10.2	Form of Performance Stock Rights Award Agreement

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 6, 2022	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

January 6, 2022	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary